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                                                                  EXHIBIT 10.11

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 29th day of March, 1995, by and among EDISON BROTHERS STORES, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (collectively, the "Banks") and MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company, the Banks and the Agent have heretofore entered into that certain Credit Agreement dated effective as of June 4, 1993, as amended by that certain First Amendment to Credit Agreement dated January 24, 1994, and that certain Second Amendment to Credit Agreement dated February 17, 1994 (as so amended, the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement); and

         WHEREAS, the Company desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

         1. The definition of "IBOR Margin" set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 ""IBOR Margin" shall mean: (a) with respect to each Line of Credit Loan,

                 (i) during the period commencing June 4, 1993, and ending March 28, 1995,

                          (A) .375% per annum during such time as the Company's
                 commercial paper is rated P-1 by Moody's and A-1 by S&P,

                         (B) .50% per annum during such time as the Company's
                 commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                         (C) .6875% per annum during such time as the Company's
                 commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                         (D) .9375% per annum during such time as the Company's
                 commercial paper is (1) rated NP by Moody's or B, C or D by S&P or (2) not rated by either or both of Moody's and/or S&P,




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         and if clauses (A) and (B) are both applicable or if clauses (A), (B)
         and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable; and

                 (ii) .625% per annum during the period commencing March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and
         (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then such IBOR Margin shall be adjusted retroactively to March 29, 1995, to the IBOR Margin which would be applicable under clause (iii) below given the applicable Long-Term Indebtedness ratings, and

                 (iii) from and after the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995,

                          (A) .50% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                         (B) .625% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                         (C) .825% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                         (D) 1.125% per annum during such time as (1) the
                 Company's Long-Term Indebtedness (if any) is (a) rated Ba-2 or lower by Moody's or BB or lower by S&P or (b) not rated by either or both of Moody's and/or S&P or (2) the Company has no Long-Term Indebtedness outstanding, and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable; and

         (b) with respect to each Revolving Credit Loan,

                 (i) during the period commencing June 4, 1993, and ending March 28, 1995,

                          (A) .375% per annum during such time as the Company's
                 commercial paper is rated P-1 by Moody's and A-1 by S&P,

                         (B) .50% per annum during such time as the Company's
                 commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,


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                         (C) .6875% per annum during such time as the Company's
                 commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                         (D) .9375% per annum during such time as the Company's
                 commercial paper is (1) rated NP by Moody's or B, C or D by S&P or (2) not rated by either or both of Moody's and/or S&P,

         and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable; and

                 (ii) .625% per annum during the period commencing March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and
         (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then such IBOR Margin shall be adjusted retroactively to March 29, 1995, to the IBOR Margin which would be applicable under clause (iii) below given the applicable Long-Term Indebtedness ratings, and

                 (iii) from and after the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995,

                          (A) .50% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                         (B) .625% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                         (C) .825% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                         (D) 1.125% per annum during such time as (1) the
                 Company's Long-Term Indebtedness (if any) is (a) rated Ba-2 or lower by Moody's or BB or lower by S&P or (b) not rated by either or both of Moody's and/or S&P or (2) the Company has no Long-Term Indebtedness outstanding, and if clauses (A) and (B) are both applicable or if clauses (A), (B) and (C) are all applicable, the IBOR Margin set forth in clause (A) shall be applicable, and if both clauses (B) and (C) are applicable, the IBOR Margin set forth in clause (B) shall be applicable.

                 The IBOR Rate shall be adjusted automatically on and as of the effective date of any change in the IBOR Margin."



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         2.      The following new definition of "Long-Term Indebtedness" is hereby added to Section 1.01 of the Credit Agreement:

                 ""Long-Term Indebtedness" shall mean senior unsecured long-term debt of the Company which has a maturity date of three (3) years or more from the date of original issuance thereof."

         3. Section 2.06 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "SECTION 2.06. Fees. (a) From the Effective Date to but excluding March 29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable commitment fee on (i) from the Effective Date to but excluding January 23, 1994, the unused portion of the Line of Credit Commitment of such Bank and (ii) from January 24, 1994, to but excluding March 29, 1995, the entire Line of Credit Commitment of such Bank, at the rate of:

                         (i) .025% per annum during such time as the Company's
                 commercial paper is rated P-1 by Moody's and A-1 by S&P,

                         (ii) .0625% per annum during such time as the
                 Company's commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                         (iii) .0625% per annum during such time as the
                 Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                         (iv) .0625% per annum during such time as the
                 Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

         and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such commitment fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (b) From the Effective Date to but excluding March 29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable commitment fee on (i) from the Effective Date to but excluding January 23, 1994, the unused portion of the Revolving Credit Commitment of such Bank and (ii) from January 24, 1994, to but excluding March 29, 1995, the entire Revolving Credit Commitment of such Bank, at the rate of:

                         (i) .0625% per annum during such time as the Company's
                 commercial paper is rated P-1 by Moody's and A-1 by S&P,

                         (ii) .125% per annum during such time as the Company's
                 commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                         (iii) .125% per annum during such time as the
                 Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                         (iv) .125% per annum during such time as the Company's
                 commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

         and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such commitment fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (c) From the Effective Date to but excluding March 29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Line of Credit Commitment of such Bank at the rate of:

                         (i) .125% per annum during such time as the Company's
                 commercial paper is rated P-1 by Moody's and A-1 by S&P,

                         (ii) .125% per annum during such time as the Company's
                 commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                         (iii) .1875% per annum during such time as the
                 Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                         (iv) .1875% per annum during such time as the
                 Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

         and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (d) From the Effective Date to but excluding March 29, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Revolving Credit Commitment of such Bank at the rate of:

                         (i) .125% per annum during such time as the Company's
                 commercial paper is rated P-1 by Moody's and A-1 by S&P,

                         (ii) .125% per annum during such time as the Company's
                 commercial paper is rated at least P-2 by Moody's and at least A-2 by S&P,

                         (iii) .1875% per annum during such time as the
                 Company's commercial paper is rated at least P-3 by Moody's and at least A-3 by S&P, and

                         (iv) .1875% per annum during such time as the
                 Company's commercial paper is (A) rated NP by Moody's or B, C or D by S&P or (B) not rated by either or both of Moody's and/or S&P,

         and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (e)     From March 29, 1995, to and including the earlier of
         (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Line of Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if
         (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such facility fee shall be adjusted retroactively to March 29, 1995, to the facility fee which would be applicable under clause
         (g) below given the applicable Long-Term Indebtedness ratings. Such facility fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                 (f)     From March 29, 1995, to and including the earlier of
         (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Revolving Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if
         (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such facility fee shall be adjusted retroactively to March 29, 1995, to the facility fee which would be applicable under clause
         (h) below given the applicable Long-Term Indebtedness ratings. Such facility fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                 (g) From the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995, to but excluding the last day of the Line of Credit Period of the applicable Bank(s), the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Line of Credit Commitment of such Bank at the rate of:

                          (i) .15% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                         (ii) .20% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                         (iii) .325% per annum during such time as the
                 Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                         (iv) .375% per annum during such time as (A) the
                 Company's Long-Term Indebtedness (if any) is (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding, and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (h) From the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995, to but excluding the last day of the Revolving Credit Period of the applicable Bank(s), the Company shall pay to the Agent for the account of each Bank a nonrefundable facility fee on the entire Revolving Credit Commitment of such Bank at the rate of:

                          (i) .15% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                         (ii) .20% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                         (iii) .325% per annum during such time as the
                 Company's Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                         (iv) .375% per annum during such time as (A) the
                 Company's Long-Term Indebtedness (if any) is (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding, and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (i) For each day during the period commencing March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, on which the unused portion of the Line of Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Line of Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Line of Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and
         (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such utilization fee shall be adjusted retroactively to March 29, 1995, to the utilization fee which would be applicable under clause (k) below given the applicable Long-Term Indebtedness ratings. Such utilization fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                 (j) For each day during the period commencing March 29, 1995, and ending on the earlier of (1) the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) May 31, 1995, on which the unused portion of the Revolving Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Revolving Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Revolving Credit Commitment of such Bank at the rate of .20% per annum; provided, however, that if (A) the Company issues Long-Term Indebtedness on or after March 29, 1995, and before June 1, 1995, and
         (B) such Long-Term Indebtedness is rated less than Baa-3 by Moody's or less than BBB- by S&P, then the amount of such utilization fee shall be adjusted retroactively to March 29, 1995, to the utilization fee which would be applicable under clause (l) below given the applicable Long-Term Indebtedness ratings. Such utilization fee shall be payable in arrears on July 1, 1995, and shall be calculated on an actual day, 360-day year basis.

                 (k) For each day during the period commencing on the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1,

         1995, and ending on the last day of the Line of Credit Period of the applicable Bank on which the unused portion of the Line of Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Line of Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Line of Credit Commitment of such Bank at the rate of:

                          (i) .10% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                         (ii) .20% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                         (iii) .20% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                         (iv) .25% per annum during such time as (A) the
                 Company's Long-Term Indebtedness (if any) is (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding, and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such utilization fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Line of Credit Period of the applicable Bank(s) and on the last day of the Line of Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (l) For each day during the period commencing on the earlier of (1) the date one day after the first date when the Company has issued at least $100,000,000.00 in aggregate principal amount of Long-Term Indebtedness on or after March 29, 1995, or (2) June 1, 1995, and ending on the last day of the Revolving Credit Period of the applicable Bank on which the unused portion of the Revolving Credit Commitment of a Bank is less than Fifty Percent (50%) of the entire Revolving Credit Commitment of such Bank, the Company shall pay to the Agent for the account of such Bank a nonrefundable utilization fee on the entire Revolving Credit Commitment of such Bank at the rate of:

                          (i) .10% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-2 by Moody's and at least BBB by S&P,

                         (ii) .20% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Baa-3 by Moody's and at least BBB- by S&P,

                         (iii) .20% per annum during such time as the Company's
                 Long-Term Indebtedness (if any) is rated at least Ba-1 by Moody's and at least BB+ by S&P, and

                         (iv) .25% per annum during such time as (A) the
                 Company's Long-Term Indebtedness (if any) is (1) rated Ba-2 or lower by Moody's or BB or lower by S&P or (2) not rated by either or both of Moody's and/or S&P or (B) the Company has no Long-Term Indebtedness outstanding, and if clauses (i) and (ii) are both applicable or if clauses (i),
         (ii) and (iii) are all applicable, the rate set forth in clause (i) shall be applicable, and if both clauses (ii) and (iii) are applicable, the rate set forth in clause (ii) shall be applicable. Such facility fee shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 during the Revolving Credit Period of the applicable Bank(s) and on the last day of the Revolving Credit Period of the applicable Bank(s), and shall be calculated on an actual day, 360-day year basis.

                 (m) The Company shall also pay to the Agent for its own account a nonrefundable agent's fee in the amounts set forth in a letter agreement dated June 4, 1993, by and between the Company and the Agent."

         4. Section 5.01(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "(d) Fixed Charges Coverage Ratio. The Company will keep and maintain the ratio of Net Income Available for Fixed Charges to Fixed Charges for:

                         (i) each period of four (4) consecutive fiscal
                 quarters up to and including the fiscal quarter ending October 30, 1993, at not less than 1.25 to 1.00;

                         (ii) the fiscal quarter ending January 29, 1994, at
                 not less than 1.25 to 1.00;

                         (iii) each period of four (4) consecutive fiscal
                 quarters beginning with the period that ends with the first fiscal quarter of fiscal year 1994 to and including the period that ends with the fourth fiscal quarter of fiscal year 1994, at not less than 1.10 to 1.00;

                         (iv) the fourth fiscal quarter of fiscal year 1994, at not less than 1.25 to 1.00;

                         (v) each period of four (4) consecutive fiscal
                 quarters beginning with the period that ends with the fiscal quarter ending April 29, 1995, to and including the period that ends with the fiscal quarter ending October 28, 1995, at not less than 1.05 to 1.00;

                         (vi) each period of four (4) consecutive fiscal
                 quarters beginning with the period that ends with the fiscal quarter ending February 3, 1996, to and including the period that ends with the fiscal quarter ending November 2, 1996, at not less than 1.10 to 1.00;

                         (vii) the fourth fiscal quarter of each fiscal year
                 commencing with fiscal year 1995, at not less than 1.25 to 1.00; and

                         (viii) each period of four (4) consecutive fiscal
                 quarters beginning with the period that ends with the fiscal quarter ending February 1, 1997, and thereafter, at not less than 1.175 to 1.00."

         5. Section 5.01(h) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "(h)    Certain Restrictions Relating to Subsidiaries.
         (i) Except as permitted by Section 5.01(g), the Company will not cause or permit any Restricted Subsidiary to merge or consolidate into or with any Person (other than the Company or a Wholly-Owned Subsidiary) if such other Person will be the surviving or continuing corporation unless, (A) immediately after giving effect to such merger or consolidation, (1) the portion of Consolidated Net Tangible Assets attributable to the Restricted Subsidiary being merged or consolidated shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such merger or consolidation and (2) the portion of Consolidated Net Sales attributable to the Restricted Subsidiary being merged or consolidated shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such merger or consolidation, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ended immediately preceding the date of such merger or consolidation and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such merger or consolidation (each determined on a pro forma basis and excluding any amounts attributable to the Restricted Subsidiary being merged or consolidated) shall not be less than the respective minimum amounts required by Section 5.01(d),
         (C) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing and (D) immediately after giving effect to such merger or consolidation, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such merger or consolidation.

                 (ii) The Company will not, and it will not cause or permit any Restricted Subsidiary to, sell, assign, transfer or otherwise dispose of any capital stock of any Restricted Subsidiary to any Person (other than the Company or a Wholly-Owned Subsidiary) unless,
         (A) immediately after giving effect to such sale, assignment, transfer or other disposition, (1) the portion of Consolidated Net Tangible Assets attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being sold bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such sale, assignment, transfer or other disposition and

         (2) the portion of Consolidated Net Sales attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being sold bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such sale, assignment, transfer or other disposition, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ended immediately preceding the date of such sale, assignment, transfer or other disposition and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such sale, assignment, transfer or other disposition (each determined on a pro forma basis and excluding any amounts attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being sold bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock the Restricted Subsidiary)) shall not be less than the respective minimum amounts required by Section 5.01(d),
         (C) immediately after giving effect to such sale, assignment, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing and (D) immediately after giving effect to such sale, assignment, transfer or other disposition, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such transfer or other disposition.

                 (iii) The Company will not cause or permit any Restricted Subsidiary to issue any shares of its capital stock to any Person (other than the Company or a Wholly-Owned Subsidiary) unless, (A) immediately after giving effect to such issuance, (1) the portion of Consolidated Net Tangible Assets attributable to that portion of the Restricted Subsidiary being issued to another Person (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being issued bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary (including the capital stock being issued)) shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such issuance and
         (2) the portion of Consolidated Net Sales attributable to that portion of the Restricted Subsidiary being issued to another Person (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being issued bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of such Restricted Subsidiary (including the capital stock being issued)) shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such issuance, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ended immediately preceding the date of such issuance and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such issuance (each determined on a pro forma basis and excluding any amounts attributable to that portion of the Restricted Subsidiary being issued to another Person (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the capital stock being issued bears to the total fair market value (as determined by the Company in good faith) of all of the outstanding capital stock of the Restricted Subsidiary (including the capital stock being issued))) shall not be less than the respective minimum amounts required by Section 5.01(d), (C) immediately after giving effect to such issuance, no Default or Event of Default shall have occurred and be continuing, and (D) immediately after giving effect to such issuance, all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as if made on and as of the date of such issuance.

                 (iv) The Company will not cause or permit any Restricted Subsidiary to, sell, assign, transfer or otherwise dispose of (other than in the ordinary course of business) any of such Restricted Subsidiary's Property or assets to any Person (other than the Company or any Wholly-Owned Subsidiary) unless, (A) immediately after giving effect to such sale, assignment, transfer or other disposition,
         (1) the portion of Consolidated Net Tangible Assets attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the Properties and assets being sold bears to the total fair market value (as determined by the Company in good faith) of all of Properties and assets of the Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Tangible Assets as of the end of the fiscal quarter of the Company immediately preceding the date of such sale, assignment, transfer or other disposition and (2) the portion of Consolidated Net Sales attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the Properties and assets being sold bears to the total fair market value (as determined by the Company in good faith) of all of Properties and assets of the Restricted Subsidiary) shall not exceed 12.5% of the total Consolidated Net Sales as of the end of the fiscal year of the Company immediately preceding the date of such sale, assignment, transfer or other disposition, (B) the ratio of Net Income Available for Fixed Charges to Fixed Charges for the period of four (4) consecutive fiscal quarters ended immediately preceding the date of such sale, assignment, transfer or other disposition and for the most recent fourth fiscal quarter of the Company ended immediately preceding the date of such sale, assignment, transfer or other disposition (each determined on a pro forma basis and excluding any amounts attributable to that portion of the Restricted Subsidiary being sold, assigned, transferred or otherwise disposed of (meaning the same proportion as the fair market value (as determined by the Company in good faith) of the Properties and assets being sold bears to the total fair market value (as determined by the Company in good faith) of all of Properties and assets of the Restricted Subsidiary)) shall not be less than the respective minimum amounts required by Section 5.01(d),
         (C) immediately after giving effect to such sale, assignment, transfer or other disposition, no Default or Event of Default shall have occurred and be continuing and (D) immediately after giving effect to such sale, assignment, transfer or other disposition, all of the representations and warranties of the Company contained in this

         Agreement shall be true and correct in all material respects as if made on and as of the date of such sale, assignment, transfer or other disposition."

         6. The following new Sections 5.01(z) and 5.01(aa) are hereby added to the Credit Agreement:

                 "(z) Use of Proceeds of Long-Term Indebtedness. The Company will use all of the net proceeds of each issuance of Long-Term Indebtedness issued by the Company on or after March 29, 1995, first to pay or prepay (i) any Current Debt of the Company under any uncommitted lines of credit of the Company and (ii) any Loans of the Company under this Agreement on a pro-rata basis among the Banks. Any remaining proceeds may then be used by the Company for its general corporate purposes to the extent not inconsistent with any of the other terms or provisions of this Agreement.

                 (aa) No Prepayment of Funded Debt. The Company will not make any optional prepayment on any Funded Debt of the Company (other than the Loans under this Agreement) except with the proceeds of Long-Term Indebtedness issued by the Company on or after January 1, 1996."

         7. Clause (o) of Section 6.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                 "(o) If Consolidated Net Income for each of any two consecutive fiscal quarters is a net loss and the loss reported for the second such consecutive quarter is greater than the loss reported for the first such fiscal quarter;"

         8. Notwithstanding any provision contained in the Credit Agreement to the contrary, from and after March 29, 1995, the Company shall have no right to request or obtain a CD Loan under the Credit Agreement and all references in the Credit Agreement to CD Loans (and any related terms) shall henceforth be disregarded in their entirety.

         9. This Amendment shall not be effective unless and until the Agent shall have received:

                 (a) evidence satisfactory to the Agent that the minimum fixed charge coverage covenant contained in Section 5.8 of each of the "Note Agreements" (as defined in Section 6.01(n) of the Credit Agreement) has been amended to read the same in all material respects as Section 5.01(d) of the Credit Agreement as amended by this Amendment;

                 (b) a copy of resolutions of the Board of Directors of the Company (or a duly authorized committee thereof), duly adopted, which authorize the execution, delivery and performance of this Amendment, certified by the Secretary of the Company; and

                 (c) payment by the Company of a nonrefundable amendment fee for the ratable benefit of the Banks in the amount of One Hundred Fifty-Six Thousand Two Hundred Fifty Dollars ($156,250.00).

         10. The Company hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of the Company under this Paragraph 10 shall survive the termination of the Credit Agreement.

         11. All references in the Credit Agreement and in the Notes to the Credit Agreement and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment.

         12. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         13. This Amendment shall be binding upon and inure to the benefit of the Company, the Banks, the Agent and their respective successors and assigns, except that Company may not assign, transfer or delegate any of its rights or obligations hereunder.

         14. The Company hereby represents and warrants to the Banks and the Agent that:

                 (a) the execution, delivery and performance by the Company of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party. The execution, delivery and performance by the Company of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of the Company, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which the Company is a party or by which it is bound or to which it is subject;

                 (b) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

                 (c) as of the date hereof, all of the representations, warranties and covenants of the Company set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

         15. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

         16. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         17. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY THE COMPANY, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE

AGREEMENTS BETWEEN THE COMPANY, THE BANKS AND THE AGENT, EXCEPT AS THE COMPANY, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

         18. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the provisions of Paragraph 9 of this Amendment, this Amendment shall become effective on the date when the Agent shall have received original or telecopied counterparts hereof signed by the Company and each of the Banks.

         IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this Third Amendment to Credit Agreement this 11th day of April, 1995, effective as of March 29, 1995.


                                  EDISON BROTHERS STORES, INC.

                                  By /S/ David B. Cooper, Jr.
                                     ------------------------------------------
                                  Title: Executive Vice President and
                                         Chief Financial Officer


                                  MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION

                                  By /S/ Carl Dunajcik
                                     ------------------------------------------
                                  Title:_______________________________________


                                  THE BOATMEN'S NATIONAL BANK OF ST. LOUIS

                                  By /S/ John Rouse
                                     ------------------------------------------
                                  Title:_______________________________________


                                  CITIBANK, N.A.

                                  By /S/ Theodore J. Beck
                                     ------------------------------------------
                                  Title:_______________________________________


                                  NBD BANK (formerly known as NBD Bank, N.A.)

                                  By Thomas A. LeVasseur
                                     ------------------------------------------
                                  Title:_______________________________________


                                  THE BANK OF NOVA SCOTIA

                                  By /S/ S. C. B. Ashby
                                     ------------------------------------------
                                  Title:_______________________________________

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By /S/ Jeneatte Ganousis
                                     ------------------------------------------
                                  Title:_______________________________________


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION

                                  By /S/ Adam N. Bolbach
                                     ------------------------------------------
                                  Title:_______________________________________


                                  MERCANTILE BANK OF ST. LOUIS
                                  NATIONAL ASSOCIATION, as Agent

                                  By /S/ Carl Dunajcik
                                     ------------------------------------------
                                  Title:_______________________________________